                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 28, 2003

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

      Delaware                  333-103927                   13-3416059
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  (State or other              (Commission                  (IRS Employer
  jurisdiction of              File Number)              Identification No.)
  incorporation)

                  250 Vesey Street
        4 World Financial Center 10th Floor                     10080
                 New York, New York
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      (Address of principal executive offices)                 Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

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ITEM 5.           Other Events.

         The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-103927 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $244,000,100.00 in aggregate principal amount Class A, Class S, Class M-1, Class M-2, Class B-1, Class B-2 and Class R Certificates of its Specialty Underwriting and Residential Finance Trust, Mortgage Loan Asset-Backed Certificates, Series 2003-BC1 on March 28, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 21, 2003, as supplemented by the Prospectus Supplement, dated March 26, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of March 1, 2003, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), JPMorgan Chase Bank, as trustee (the "Trustee") and Litton Loan Servicing LP, as servicer (the "Servicer"). The "Certificates" consist of the following classes: Class A, Class S, Class M-1, Class M-2, Class B-1, Class B-2 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $244,000,100.68 as of March 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 7.           Financial Statements; Pro Forma Information and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits:

                           1.1 Terms Agreement, dated March 24, 2003, between Merrill Lynch Mortgage Investors, Inc., as Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Underwriter.

                           4.1 Pooling and Servicing Agreement, dated as of March 1, 2003, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Litton Loan Servicing LP, as Servicer and JPMorgan Chase Bank, as Trustee.

                           99.1 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2003, between Merrill Lynch Mortgage Lending, Inc., as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE INVESTORS,
                                    INC.

                                    By:    /s/ Matthew Whalen
                                           -------------------------------------
                                    Name:  Matthew Whalen
                                    Title: President

Date: April 14, 2003

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                                  EXHIBIT INDEX

Exhibit No.                                  Description                              Page No.
-----------                                  -----------                              --------
    1.1            Terms Agreement, dated March 24, 2003, between Merrill
                   Lynch Mortgage Investors, Inc., as Depositor and Merrill
                   Lynch, Pierce, Fenner & Smith Incorporated, as Underwriter.

    4.1 Pooling and Servicing Agreement, dated as of March 1, 2003, among Merrill Lynch Mortgage Investors, Inc., as Depositor,
                   Litton Loan Servicing LP, as Servicer and JPMorgan Chase
                   Bank, as Trustee.

   99.1            Mortgage Loan Sale and Assignment Agreement, dated as of
                   March 1, 2003, between Merrill Lynch Mortgage Lending,
                   Inc., as Seller and Merrill Lynch Mortgage Investors, Inc., as
                   Purchaser.